SUPPLEMENT DATED MARCH 19, 2020 TO THE FOLLOWING

PROSPECTUS, DATED MAY 1, 2019, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

NYLIAC CorpExec VUL VI

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectus, as amended (“Prospectus”), for the New York Life variable universal life policy listed above that is issued for the New York Life variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your NYLIAC CorpExec VUL VI policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your NYLIAC CorpExec VUL VI policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note: (a) changes to the limitations on premium allocations and transfers into the Fixed Account; and (b) the appointment of an investment subadviser to the BlackRock® High Yield V.I. Fund—Class I Portfolio, as listed in the Prospectus.

Keeping this purpose in mind, please note the following:

1.	Allocations and Transfers to the Fixed Account

In “Description of the Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account,” we note that, for policies issued on or after May 1, 2012, we may limit the amount of Net Premium allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account.

In “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account,” we note that, for policies issued on or after May 1, 2012, we have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account and that these limits may include allowing no transfers from the Investment Divisions to the Fixed Account.

For policies issued on or after May 1, 2012, until further notice, as of April 20, 2020,

•

You may continue to allocate Net Premium to the Fixed Account according to the percentage allocation in effect as of April 20, 2020 (the “Current Allocation”). You may increase your allocation of Net Premium to the Fixed Account, but your Net Premium Allocation percentage will be capped at an additional 5 percentage points over the lower of: (1) the Current Allocation; or (2) the lowest Net Premium allocation percentage that you select, if you subsequently reduce your Net Premium allocation percentage below the Current Allocation.

○

For example, if the Current Allocation is 10%, you may increase your allocation of Net Premium to the Fixed Account to a maximum percentage of 15%. However, if you reduce your allocation of Net Premium to the Fixed Account to 7% thereafter, the maximum percentage of Net Premium that you may allocate to the Fixed Account will be reduced to 12%, and subsequent increases in your Net Premium allocation percentage will not increase your maximum allocation percentage.

•	You may not transfer any portion of your policy’s Cash Value from an Investment Division to the Fixed Account.

•

Any Cash Value that has already been allocated to the Fixed Account will continue to receive the current interest rate in effect when interest is credited. Interest accrues and is credited daily. If you transfer any Cash Value from the Fixed Account to the Investment Divisions, until further notice, you may not transfer it back to the Fixed Account.

2.	Investment Subadviser Appointed to the BlackRock® High Yield V.I. Fund—Class I Portfolio

Effective as of March 2, 2020, BlackRock International Limited was appointed as the investment subadviser to the BlackRock® High Yield V.I. Fund—Class I Portfolio.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010

SUPPLEMENT DATED MARCH 19, 2020 TO THE FOLLOWING

PROSPECTUS, DATED MAY 1, 2019, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

Corporate Executive Series Variable Universal Life

NYLIAC CorpExec VUL II-V

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectus, as amended (“Prospectus”), for the New York Life variable universal life policies listed above that is issued for the New York Life variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your NYLIAC CorpExec VUL II-V policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your NYLIAC CorpExec VUL II-V policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note the appointment of an investment subadviser to one of the portfolios listed in the Prospectus. Keeping this purpose in mind, please note the following:

Effective as of March 2, 2020, BlackRock International Limited was appointed as the investment subadviser to the BlackRock® High Yield V.I. Fund—Class I Portfolio.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010